UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 18, 2025

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Aptiv PLC

(Exact name of registrant as specified in its charter)

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Jersey	001-35346	98-1824200
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Spitalstrasse 5

8200 Schaffhausen, Switzerland

+41 52 580 96 00

(Address of Principal Executive Offices, Including Zip Code)

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report) N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Ordinary Shares. $0.01 par value per share	APTV	New York Stock Exchange
1.600% Senior Notes due 2028	APTV	New York Stock Exchange
4.350% Senior Notes due 2029	APTV	New York Stock Exchange
4.650% Senior Notes due 2029	APTV	New York Stock Exchange
3.250% Senior Notes due 2032	APTV	New York Stock Exchange
5.150% Senior Notes due 2034	APTV	New York Stock Exchange
4.250% Senior Notes due 2036	APTV	New York Stock Exchange
4.400% Senior Notes due 2046	APTV	New York Stock Exchange
5.400% Senior Notes due 2049	APTV	New York Stock Exchange
3.100% Senior Notes due 2051	APTV	New York Stock Exchange
4.150% Senior Notes due 2052	APTV	New York Stock Exchange
5.750% Senior Notes due 2054	APTV	New York Stock Exchange
6.875% Fixed-to-Fixed Reset Rate Junior Subordinated Notes due 2054	APTV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure

On November 18, 2025, Aptiv PLC (the “Company”) is hosting its previously announced Investor Day. Attached as Exhibit 99.1 hereto and incorporated herein by reference is a copy of the presentation to be used by the Company’s management team during the Investor Day.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under the Section and shall not be deemed to be incorporated by reference into any filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibit Number	Description

	99.1	Investor presentation materials

	104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2025	APTIV PLC

	By:	/s/ Katherine H. Ramundo
Katherine H. Ramundo
Executive Vice President, Chief Legal Officer, Chief Compliance Officer and Secretary